SUPPLEMENT DATED FEBRUARY 21, 2003
                                     TO THE
               AUL AMERICAN INDIVIDUAL VARIABLE ANNUITY UNIT TRUST
             INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                                   STARPOINT
                             DATED JANUARY 16, 2003


The following replaces information found in the prospectus on the indicated pages.

Page 8, "Extra Credit Premium Rider," sentence 1: The Extra Credit Premium Rider, if selected, offers a credit of 3%, 5% or 6% of the total first year premium payments (the "Credit").

Page 27, "Rider Charges," last sentence in the last paragraph: The charge is currently 0.55% for the 3% Rider; 0.65% for the 5% Rider; and 0.75% for the 6% Rider; all as an equivalent annual percentage of average Account Value.